GAMNA SERIES FUNDS, INC.

                    Supplement dated August 30, 1999 to the
                        Prospectus dated July 23, 1999




The table on page 3 under the heading "Annual Fund Operating Expenses (expenses that are deducted from Fund assets)" should be deleted and the following table substituted in its place:


                                                                              Total
                                                 Distribution                 Annual
                                                  and Service                  Fund
                                                    (12B-1)       Other     Operating      Fee        Net
Class of Shares                Management Fee        Fees        Expenses    Expenses     Waiver    Expenses
Class A . . . . . . . . . .         0.55%            0.25%        0.50%       1.30%       0.13%      1.17%
Class B . . . . . . . . . .         0.55%            1.00%        0.53%       2.08%       0.18%      1.90%
Class C . . . . . . . . . .         0.55%            1.00%        0.53%       2.08%       0.18%      1.90%



The table on page 4 under the heading "IF YOU SELL YOUR SHARES:" should be deleted and the following table substituted in its place:

                                                 1 Year     3 Years
Class A Shares<F*>  . . . . . . . . . . . . . .     $695       $949
Class B Shares<F**> . . . . . . . . . . . . . .     $708       $926
Class C Shares<F**> . . . . . . . . . . . . . .     $296       $597

[FN]
*   Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold.